UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

VACCITECH PLC

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Vaccitech plc
Unit 6-10, Zeus Building Rutherford Avenue
Harwell, Didcot OX11 0DF
United Kingdom
Registered Company No. 13282620
, 2023
Dear Shareholder:
General Meeting of Vaccitech plc (the “GM”)
We are pleased to provide details of a GM of Vaccitech plc (the “Company”) to be held as a physical meeting at 1:00 p.m. London Time (8:00 a.m. Eastern Time) on Monday, November 6, 2023 at the offices of Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY, United Kingdom. The formal notice of a GM is set out in this document (the “Notice”) and contains the resolutions to be proposed and voted on at the GM (the “Resolutions”).
For the purposes of the GM, a quorate meeting will be formed by one or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the GM. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting, or a person appointed as proxy of a member in relation to the meeting.
Holders of American Depositary Shares
In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must have been registered as a holder of ADSs in the ADS register maintained by our depositary, The Bank of New York Mellon Corporation, by 5:00 p.m. Eastern Time on Tuesday, October 3, 2023 (the record date for ADS holders).
If you held ADSs through a bank, broker or nominee on October 3, 2023, the GM documentation, including the ADS voting instruction card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.
Please note that ADS voting instruction cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 p.m. Eastern Time on Tuesday, October 31, 2023.
Contacts for ADS holders
If at any point you require guidance, please contact Gemma Brown, Company Secretary, by telephone at +44(0)1865 818808.
Recommendation
You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement. The Company’s Board of Directors considers that each Resolution is in the best interests of the
Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, the Company’s Board of Directors unanimously recommends that you vote in favor of the Resolutions as each of the Company’s directors with a personal holding of equity interests in the Company intends to do in respect of their own beneficial holdings.

Thank you for your ongoing support of Vaccitech.
Yours sincerely,
/s/ Robin Wright

Robin Wright
Chairman, Vaccitech plc

Vaccitech plc
Unit 6-10, Zeus Building Rutherford Avenue
Harwell, Didcot OX11 0DF
United Kingdom
Registered Company No. 13282620
NOTICE OF A GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, NOVEMBER 6, 2023
NOTICE is hereby given that a General Meeting of Vaccitech plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” and “our”), will be held on Monday, November 6, 2023, at 1:00 p.m. London Time (8:00 a.m. Eastern Time), at the offices of Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY, United Kingdom for transaction of the following business and to approve:
Ordinary Resolution
1.
THAT, in accordance with section 551 of the U.K. Companies Act 2006, the directors of the Company or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to an aggregate nominal amount of £1,928 for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) five years after the date on which this Resolution is passed, save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted or Rights to be granted and the directors may allot shares or grant Rights in pursuance of such offer or agreement notwithstanding that the authority conferred by this Resolution has expired. The authority referred to in this Resolution is in addition to all subsisting authorities conferred on the directors of the Company in accordance with section 551 of the U.K. Companies Act 2006, but the directors of the Company may allot shares in the Company or grant Rights pursuant to an offer made or agreement entered into by the Company before the expiry of the authority pursuant to which that offer was made or agreement entered into.

Special Resolution
2.
THAT, conditional upon Resolution 1 above being duly passed, the directors of the Company or any duly authorized committee of the directors be generally empowered pursuant to section 570 of the U.K. Companies Act 2006 to allot equity securities (within the meaning of the U.K. Companies Act 2006) for cash pursuant to the authority conferred on them by Resolution 1 as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the articles of association of the Company (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by the Company prior to or on that date) five years after the date on which this Resolution is passed save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this Resolution has expired.

Resolution 1 will be proposed as an ordinary resolution and under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who

(being entitled to vote) vote on the resolution. Resolution 2 will be proposed as a special resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
The results of any polls taken on the resolutions at the General Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (www.vaccitech.co.uk) as soon as reasonably practicable following the General Meeting and for the required period thereafter.
BY ORDER OF THE BOARD /s/ Gemma Brown Gemma Brown Company Secretary , 2023	Registered Office Unit 6-10, Zeus Building Rutherford Avenue Harwell, Didcot OX110DF United Kingdom Registered in England and Wales No. 13282620
Notes for holders of Ordinary Shares
(a)   Only those members registered in the register of members of the Company at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on Thursday, November 2, 2023 will be entitled to attend and vote at the GM in respect of the number of ordinary shares registered in their name at the time. Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the GM. Should the GM be adjourned to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned GM. Should the GM be adjourned for a longer period, then to be so entitled, members must be entered on the Register at the time which is 48 hours before the time fixed for the adjourned GM or, if the Company gives notice of the adjourned GM, at the time specified in the notice.
(b)   Any member may appoint a proxy to attend, speak and vote on his/her behalf. A member may appoint more than one proxy in relation to the GM provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a member but must attend the meeting in person. Proxy forms should be lodged with the Company’s Registrar (Computershare) not later than 1:00 p.m. London Time (8:00 a.m. Eastern Time) on Thursday, November 2, 2023. Completion and return of the appropriate proxy form does not prevent a member from attending and voting in person if he/she is entitled to do so and so wishes. The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the proxy statement under the section entitled “Questions and Answers About Voting.”
(c)   Any corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same shares.
(d)   In the case of joint holders, the vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.
(f)   As of October 3, 2023 (the record date for ADS holders), the Company’s issued ordinary share capital consisted of        ordinary shares, carrying one vote each.
(g)   Except as set out in the notes to this Notice, any communication with the Company in relation to the GM, including in relation to proxies, should be sent to the Company’s Registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZZ, United Kingdom. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.
(h)   Any member attending the meeting has the right to ask questions. The Company must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if: (i) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information; (ii) the answer has already been given on a website in the form of an answer to a question; or (iii) it is undesirable in the interests of the Company or the good order of the meeting that the question be answered.

i

Vaccitech plc
Unit 6-10, Zeus Building
Rutherford Avenue
Harwell, Didcot OX11 0DF
United Kingdom
Registered Company
No. 13282620
PROXY STATEMENT FOR A GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MONDAY, NOVEMBER 6, 2023
INFORMATION CONCERNING PROXY SOLICITATION AND VOTING
We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the “Board” or “Board of Directors”) of Vaccitech plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at a general meeting of shareholders (referred to herein as the “Meeting” or the “GM”) to be held on Monday, November 6, 2023, at 1:00 p.m. London Time (8:00 a.m. Eastern Time), at the offices of Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY, United Kingdom.
•
This proxy statement summarizes information about the resolutions to be considered at the Meeting and other information you may find useful in determining how to vote.

•
The form of proxy is the means by which any ordinary shareholders authorize another person to vote their shares in accordance with their instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.
We are mailing the Notice of a GM, this proxy statement and the form of proxy to our ordinary shareholders of record as of October 3, 2023 (being the latest practicable date before the circulation of this document) for the first time on or about October 16, 2023. We have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.
While this document is being sent to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 6, 2023
Our Notice of a GM, this proxy statement and our form of proxy will be available in the “Investors” section of our website at www.vaccitech.co.uk.

QUESTIONS AND ANSWERS ABOUT VOTING
Why am I receiving these materials?
We have sent you this proxy statement and the enclosed form of proxy because you are either (i) an ordinary shareholder of record or (ii) an ADS holder of record, and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting.
Materials for ADS holders of record, including the voting instruction cards, will be mailed on or about October 16, 2023 to all ADS holders, including banks, brokers and nominees, who were registered as holders of ADSs in the ADS register by 5:00 p.m. Eastern Time on October 3, 2023 (the record date for ADS holders).
Who can vote at the Meeting?
Ordinary shareholders
Only ordinary shareholders of record registered in the register of members at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on Thursday, November 2, 2023 will be entitled to attend and vote at the Meeting.
As of October 3, 2023 (the record date for ADS holders), the Company’s issued ordinary share capital consisted of           ordinary shares, carrying one vote each.
You are encouraged to appoint the Chair of the Meeting as your proxy. If you appoint any person other than the Chair of the Meeting as your proxy, that person may not be entitled to attend the Meeting.
If you sell or transfer your ordinary shares in the Company on or prior to November 2, 2023, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Gemma Brown, Company Secretary, to request a new form of proxy for its use.
Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent
If, on October 3, 2023, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.
Holders of American Depositary Shares
You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee was registered as a holder of ADSs in the ADS register maintained by The Bank of New York Mellon Corporation (the depositary for the Company’s ADS program) as of 5:00 p.m. Eastern Time on Tuesday, October 3, 2023 (the record date for ADS holders).
If you held ADSs through a brokerage firm, bank or nominee on October 3, 2023, the materials for ADS holders, including the ADS voting instructions card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.
Please note that ADS voting instructions cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation no later than 12:00 p.m. Eastern Time on Tuesday, October 31, 2023.
The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

Contacts for ADS holders
If at any point you require guidance, please contact Gemma Brown, Company Secretary, by telephone at +44(0)1865 818808.
What are the requirements to approve each of the resolutions?
You may cast your vote for or against Resolutions 1 and 2 or abstain from voting your shares on one or both of these resolutions.
Resolution 1 will be proposed as an ordinary resolution and under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Resolution 2 will be proposed as a special resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
What are the voting recommendations of our Board regarding the resolutions?
The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.
Resolution	Description of Resolution	Board’s Recommendation
1	THAT, in accordance with section 551 of the U.K. Companies Act 2006, the directors of the Company or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to an aggregate nominal amount of £1,928 for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) five years after the date on which this Resolution is passed, save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted or Rights to be granted and the directors may allot shares or grant Rights in pursuance of such offer or agreement notwithstanding that the authority conferred by this Resolution has expired. The authority referred to in this Resolution is in addition to all subsisting authorities conferred on the directors of the Company in accordance with section 551 of the U.K. Companies Act 2006, but the directors of the Company may allot shares in the Company or grant Rights pursuant to an offer made or agreement entered into by the Company before the expiry of the authority pursuant to which that offer was made or agreement entered into.	FOR
2	THAT, conditional upon Resolution 1 above being duly passed, the directors of the Company or any duly authorized committee of the directors be generally empowered pursuant to section 570 of the U.K. Companies Act 2006 to allot equity securities (within the meaning of the U.K. Companies Act 2006) for cash pursuant to the authority conferred on them by Resolution 1 as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the articles of association of the Company (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by the Company prior to or on that date) five years after the date on which this Resolution is passed save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this Resolution has expired.	FOR

What constitutes a quorum?
Consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant and in accordance with our Articles of Association, we require one or more qualified persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the Meeting.
ADS holders are the beneficial owners of the ordinary shares underlying their respective ADSs and therefore the Bank of New York Mellon Corporation (as the Company’s depositary) shall attend the Meeting (either in person or by proxy) in order to vote the underlying ordinary shares on behalf of the ADS holders in accordance with the ADS voting instructions cards received from ADS holders.
If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.
If there is no quorum, the Meeting will stand adjourned to such time, date and place as may be fixed by the Chair of the Meeting (being not less than 10 clear days after the date of the original meeting). We require a quorum of at least 33 1∕3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted if the Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant and our Articles of Association. If such quorum is not present at the adjourned meeting within 15 minutes (or such longer interval as the Chair of the Meeting in their absolute discretion thinks fit) from the time appointed for holding the meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members and in all other cases shall stand adjourned to another time, date and place as may be fixed by the Chair of the Meeting (being not less than 10 clear days after the date of the original meeting).
How do I vote my ADSs?
If you held ADSs through a brokerage firm, bank or nominee on October 3, 2023, the materials for ADS holders, including the ADS voting instructions card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.
Please note that ADS voting instructions cards submitted by ADS holders must be received by The Bank of New York Mellon Corporation (as depositary for the Company’s ADS program) no later than 12:00 p.m. Eastern Time on Tuesday, October 31, 2023.
The Bank of New York Mellon Corporation will collate all votes properly submitted by ADS holders and, provided they are received in time and in compliance with the ADS voting instructions, vote the ordinary shares underlying the ADSs as instructed by you in accordance with your ADS voting instructions card.
Contacts for ADS holders
If at any point you require guidance, please contact Gemma Brown, Company Secretary, by telephone at +44(0)1865 818808.
How do I vote my shares?
If you are an ordinary “shareholder of record”, you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided. All proxies must be lodged with our registrar (Computershare) by no later than 1:00 p.m. London Time (8:00 a.m. Eastern Time) on November 2, 2023.
You are encouraged to appoint the Chair of the Meeting as your proxy. If you appoint any person other than the Chair of the Meeting as your proxy, that person may not be entitled to attend the Meeting. If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.
How will my ADSs or my shares be voted if I do not specify how they should be voted?
For ADS holders, if you have not returned your ADS voting instructions card in compliance with the ADS voting instructions, or if you have failed to indicate how you would like your ADSs to be voted, the Bank of New York Mellon Corporation shall not vote or attempt to exercise the right to vote attaching to your deposited ordinary shares. The Bank of New York Mellon Corporation may only vote or attempt to exercise the right to vote attaching to your deposited shares in accordance with the ADS voting instructions card submitted by you.
For ordinary shareholders of record, if you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting.
Can I change my vote or revoke a proxy?
A registered holder of ordinary shares can revoke his or her proxy not less than 48 hours (not including non-business days) before the time fixed for the Meeting in several ways by:
(1)
mailing a revised form of proxy dated later than the prior form of proxy; or

(2)
notifying Gemma Brown, Company Secretary, in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

A shareholder would also be able to revoke his or her proxy by voting in person at the Meeting.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting.
Who counts the votes?
Computershare has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Computershare for tabulation (see instructions on the form of proxy). If you hold your ordinary shares through a broker, your broker will return the form of proxy to Computershare.
If you are a holder of record of ADSs, you can return your executed ADS voting instruction card to The Bank of New York Mellon Corporation for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the voting instruction card to The Bank of New York Mellon Corporation following your instruction. The Bank of New York Mellon Corporation will submit your votes to Computershare for tabulation.
How are votes counted?
Votes will be counted by Computershare, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld” or abstention will not be counted in the calculation of the votes “for” and “against” a resolution.
How many votes do I have?
On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the shareholder.
The holders of ADSs are entitled to one vote per ADS on all matters that are subject to shareholder vote. If you are an ADS holder and have submitted your ADS voting instructions card in time and in compliance with the ADS voting instructions, The Bank of New York Mellon Corporation will attend the Meeting (either in person or by appointing a proxy) and vote the ordinary shares underlying your ADSs as directed by you in accordance with your ADS voting instructions card.
How do you solicit proxies?
At our discretion, we may engage a proxy solicitation firm to assist us with the solicitation process, for which we will bear the costs of any such engagement. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse The Bank of New York Mellon Corporation for their expenses in sending materials, including ADS voting instruction cards, to ADS holders of record.
What do I do if I receive more than one notice or form of proxy?
If you hold your ordinary shares or your ADSs in more than one account, you will receive a form of proxy or an ADS voting instruction card (as applicable) for each account. To ensure that all of your shares or ADSs are voted, please sign, date and return all proxy forms or ADS voting instruction cards (as applicable). Please be sure to vote all of your shares or ADSs.
What is Computershare’s role?
Computershare is our registrar and has been engaged to tabulate shareholder votes in connection with the Meeting. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Computershare by telephone or by writing to Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZZ, United Kingdom.
How can I find out the results of the voting at the Meeting?
Voting results will be announced by the filing of a current report on Form 8-K with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available. The results of any polls taken on the resolutions at the General Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (www.vaccitech.co.uk).
Directions to Meeting
Directions to our Meeting, which is to be held at the offices of Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY, United Kingdom are available at: www.vaccitech.co.uk.

PROPOSED RESOLUTIONS 1 AND 2 — AUTHORIZATION TO ALLOT SHARES IN THE COMPANY AND GRANT SUBSCRIPTION AND CONVERSION RIGHTS
FREE FROM PRE-EMPTION RIGHTS
THAT, in accordance with section 551 of the U.K. Companies Act 2006, the directors of the Company or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to an aggregate nominal amount of £1,928 for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) five years after the date on which this Resolution is passed, save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted or Rights to be granted and the directors may allot shares or grant Rights in pursuance of such offer or agreement notwithstanding that the authority conferred by this Resolution has expired. The authority referred to in this Resolution is in addition to all subsisting authorities conferred on the directors of the Company in accordance with section 551 of the U.K. Companies Act 2006, but the directors of the Company may allot shares in the Company or grant Rights pursuant to an offer made or agreement entered into by the Company before the expiry of the authority pursuant to which that offer was made or agreement entered into.
THAT, conditional upon Resolution 1 above being duly passed, the directors of the Company or any duly authorized committee of the directors be generally empowered pursuant to section 570 of the U.K. Companies Act 2006 to allot equity securities (within the meaning of the U.K. Companies Act 2006) for cash pursuant to the authority conferred on them by Resolution 1 as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the articles of association of the Company (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by the Company prior to or on that date) five years after the date on which this Resolution is passed save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this Resolution has expired.
Pursuant to the U.K. Companies Act 2006, our Board of Directors may only allot shares or grant rights over shares if authorized to do so by our shareholders. If so authorized, the U.K. Companies Act 2006 requires us, where the allotment is for cash, to offer them in the first instance to our existing shareholders in proportion to their holdings, unless the shareholders have sanctioned the disapplication of their statutory rights of pre-emption under the U.K. Companies Act 2006 in respect of such allotment or grant of rights.
In practice, the operation of such pre-emption rights is onerous and can result in significant delay and additional expense to the cost of an equity fundraising. It is therefore customary for the Board of Directors to seek authority from our shareholders to allot shares and dis-apply statutory pre-emption rights for cash issues of shares, or rights to subscribe for shares, up to a limit approved by the Company’s shareholders. With the Company solely listed on Nasdaq, and the Company’s peers, key shareholders and primary target market being the United States, the Board of Directors is mindful of the fact that equivalent United States incorporated companies are not required to seek authorization from shareholders to allot shares or to offer such shares to existing shareholders on a pre-emptive basis in the event they are pursuing an equity fundraising (or other transaction requiring the allotment and issuance of shares for cash). The Board of Directors considers that this may place the Company at a competitive disadvantage.
The Board of Directors currently has an existing authority to allot shares in the Company and to grant rights to subscribe for or convert securities into shares in the Company free from statutory pre-emption rights. This authority was granted to the Board of Directors on April 21, 2021 and was in respect of a maximum aggregate nominal amount of £1,100 (the “Existing Authority”). The available authority to allot under the Existing Authority has been diminished through the issuance of shares and grant of rights over shares in the course of the Company’s business and financing activities since its date of approval, namely, the Company’s initial public offering in April 2021 and the Company’s acquisition of Avidea Technologies, Inc. (“Avidea”) in December 2021, and currently stands at £649.53, a significant proportion of which may be required to satisfy our share consideration obligations under the merger agreement with Avidea. The deterioration of the SPDR S&P Biotech ETF (“XBI”) and the downward movement in the Company’s share price since the initial public offering has also significantly reduced the quantum of equity financing that the Company is able to raise on the basis of the number of shares available for issue free from pre-emption rights under the remaining Existing Authority, and has restricted the Company’s ability to utilize the shelf registration statement filed on Form S-3 in August 2022 (the “S-3”).
Our Board of Directors anticipates that there may be occasions when it needs flexibility to finance business opportunities and growth in the future, or otherwise act in the best interests of the Company, by the issuance of shares or grant of rights over shares for cash without a pre-emptive offer to existing shareholders. To ensure our continued ability to respond to market conditions and address business needs promptly, including the ability to utilize the S-3, the Company is requesting that the Board of Directors be authorized in accordance with the U.K. Companies Act 2006 to allot shares up to an aggregate nominal amount of £1,928, which is equivalent to approximately 200% of the aggregate nominal value of the issued ordinary share capital of the Company as of September 19, 2023 (the latest practicable date prior to the publication of this proxy statement) free from statutory pre-emption rights (the “2023 Authority”). If approved, the 2023 Authority would be in addition to the subsisting Existing Authority and would mean that in total there are approximately 103,101,200 shares available for allotment by the Board of Directors under its aggregate authority to allot shares (or grant rights to subscribe for shares or securities) in the Company free from statutory pre-emption rights.
The Board believes that it is important for the Company to retain the flexibility to allot shares on an accelerated basis should the Board of Directors determine it is necessary or advisable and in the best interests of shareholders, for example, if the Company desires to allot shares in connection with a non-preemptive capital raise. Approval of this Resolution 1 will only grant the Board of Directors the authority to allot shares upon the terms set forth above. The Board of Directors believes it is good corporate governance and in the best interests of shareholders for the Board of Directors to have this flexibility.
These Resolutions 1 and 2 (the “Share Authority Resolutions”), are, in our Board of Directors’ view, appropriate to avoid the Company potentially being at a competitive disadvantage as compared to our peer companies listed on the Nasdaq Global Market, many of whom are incorporated in the United States. In particular, the requirement to first offer shares that we propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would add expense and considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy and would potentially make it difficult for us to complete such transactions. Many of our strategic competitors are incorporated in the United States where they are not subject to restrictions on their ability to issue shares.
The Share Authority Resolutions are fully compliant with U.K. company law, consistent with U.S. capital markets practice and governance standards, and if approved, will keep us on an equal footing with our peer companies who are incorporated in the United States. Further, approval of our Share Authority Resolutions by shareholders will not exempt the Company from any Nasdaq corporate governance or other requirements, including those limiting the issuance of shares. For these reasons, the Board of Directors, therefore, considers that our Share Authority Resolutions are appropriate to the needs of the Company and in the interests of shareholders.
The affirmative vote of a simple majority of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote is required to approve Resolution 1.
The affirmative vote of at least 75% of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote is required to approve Resolution 2.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RESOLUTIONS 1 AND 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of September 19, 2023, by:
•
each beneficial owner of 5% or more of our outstanding ordinary shares;

•
each of our named executive officers and directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of September 19, 2023 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 38,546,594 ordinary shares outstanding as of September 19, 2023.
Except as otherwise indicated, all of the shares reflected in the table are ordinary shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of the directors, executive officers and named beneficial owners are in care of Vaccitech plc, Unit 6-10, Zeus Building, Rutherford Avenue, Harwell, Didcot OX11 0DF, United Kingdom.
	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
5% or Greater Shareholders:
Oxford Science Enterprises plc(1)	8,797,770	23%
M&G Investment Management Limited(2)	5,197,349	13%
Named Executive Officers and Directors:
William Enright(3)	1,480,665	3.8%
Thomas Evans(4)	585,071	1.5%
Meg Marshall(5)	250,879	*
Robin Wright(6)	100,322	*
Alex Hammacher(7)	34,672	*
Pierre A. Morgon(8)	62,572	*
Anne M. Philips(9)	34,672	*
Karen T. Dawes(10)	33,372	*
Joseph C. F. Scheeren(11)	54,672	*
All Executive Officers and Directors as a Group (11 persons)(12)	2,333,627	6%

*
Represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13G filed with the SEC on February 11, 2022 by Oxford Science Enterprises plc. The business address for Oxford Science Enterprises plc is 46 Woodstock Road, Oxford, OX2 6HT, United Kingdom.

(2)
Based solely on a Schedule 13G/A filed with the SEC on January 20, 2023 by M&G Investment Management Limited (“MAGIM”). The ordinary shares in the forms of ADSs are legally owned by

Luxembourg Specialist Investment Fund FCP-RAIF. Luxembourg Specialist Investment Fund FCP- RAIF is advised by MAGIM. The business address for MAGIM is 10 Fenchurch Avenue, London, EC3M 5AG, UK.
(3)
Consists of (a) 728,454 ordinary shares held by William J Enright TR UA Dated 03/04/2021 Enright Family 2021 Irrevocable Trust, (b) 514,923 ordinary shares held by William Enright Revocable Trust, and (c) 237,288 ordinary shares underlying options exercisable within 60 days of September 19, 2023. Mr. Enright is the trustee of the above referenced trusts and may be deemed to beneficially own these securities.

(4)
Consists of 585,071 ordinary shares underlying options exercisable within 60 days of September 19, 2023. Dr. Evans retired from his position as Chief Scientific Officer on February 1, 2023.

(5)
Consists of 250,879 ordinary shares underlying options exercisable within 60 days of September 19, 2023. Dr. Marshall retired from her position as Chief Medical Officer on July 20, 2023.

(6)
Consists of (a) 48,256 ordinary shares held by Mr. Wright and (b) 52,066 ordinary shares underlying options exercisable within 60 days of September 19, 2023.

(7)
Consists of (a) 3,000 ordinary shares held by Dr. Hammacher and (b) 31,672 ordinary shares underlying options exercisable within 60 days of September 19, 2023.

(8)
Consists of (a) 10,506 ordinary shares held by Dr. Morgon and (b) 52,066 ordinary shares underlying options exercisable within 60 days of September 19, 2023.

(9)
Consists of (a) 3,000 ordinary shares held Dr. Philips and (b) 31,672 ordinary shares underlying options exercisable within 60 days of September 19, 2023.

(10)
Consists of (a) 1,700 ordinary shares held by Ms. Dawes and (b) 31,672 ordinary shares underlying options exercisable within 60 days of September 19, 2023.

(11)
Consists of (a) 23,000 ordinary shares held by Dr. Scheeren and (b) 31,672 ordinary shares underlying options exercisable within 60 days of September 19, 2023.

(12)
Consists of (a) 1,437,123 ordinary shares and (b) 896,504 ordinary shares underlying options exercisable within 60 days of September 19, 2023 held by directors and current executive officers. Does not include the ordinary shares underlying options exercisable withing 60 days of September 19, 2023 held by Dr. Evans and Dr. Marshall.

DELIVERY OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our documents, including our proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any document to you upon written or oral request to Vaccitech plc, Unit 6-10, Zeus Building, Rutherford Avenue, Harwell, Didcot OX11 0DF, United Kingdom, Attention: Company Secretary, telephone: +44(0)1865 818808. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ADS VOTING INSTRUCTION CARD TO THE BANK OF NEW YORK MELLON CORPORATION, THE DEPOSITARY FOR THE ADSs.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.

ADDITIONAL INFORMATION
Shareholders’ Rights to Call a General Meeting
Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.
Shareholder Proposals for 2024 Annual General Meeting
Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement for our 2024 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, Unit 6-10, Zeus Building, Rutherford Avenue, Harwell, Didcot OX11 0DF, United Kingdom no later than December 28, 2023, which is 120 calendar days before the anniversary of the date on which our proxy statement was released to shareholders in connection with the previous year’s annual general meeting. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials for the 2024 annual general meeting of shareholders. To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 26, 2024.
If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such shareholder proposal must be received by the Company at the Office of the Company Secretary, Unit 6-10, Zeus Building, Rutherford Avenue, Harwell, Didcot OX11 0DF, United Kingdom no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting. However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC. Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, Unit 6-10, Zeus Building, Rutherford Avenue, Harwell, Didcot OX11 0DF, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.
Questions?
If you have any questions or need more information about the GM please write to us at:
Gemma Brown
Company Secretary
Unit 6-10, Zeus Building
Rutherford Avenue
Harwell, Didcot OX11 0DF
United Kingdom

VACCITECH PLC
Form of Proxy for a General Meeting
This proxy is solicited by the Board of Directors
I/We, . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(name in full in block capitals)
of

being a member/members of Vaccitech plc (the “Company”) hereby appoint the Chair of the meeting (see note 1 below)
as my/our proxy to attend, speak and vote for me/us and on my/our behalf in relation to all ordinary shares of the Company that I/we am/are entitled to vote (unless otherwise specified in accordance with note 6 below) at a General Meeting of the Company to be held at the offices of Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY, United Kingdom on Monday, November 6, 2023 at 1:00 p.m. (London Time) and at any adjournment thereof, on the following resolutions as indicated by an ‘X’ in the appropriate box:
Resolutions		For	Against	Withheld (See note 9)
1.	THAT, in accordance with section 551 of the U.K. Companies Act 2006, the directors of the Company or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to an aggregate nominal amount of £1,928 for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) five years after the date on which this Resolution is passed, save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted or Rights to be granted and the directors may allot shares or grant Rights in pursuance of such offer or agreement notwithstanding that the authority conferred by this Resolution has expired. The authority referred to in this Resolution is in addition to all subsisting authorities conferred on the directors of the Company in accordance with section 551 of the U.K. Companies Act 2006, but the directors of the Company may allot shares in the Company or grant Rights pursuant to an offer made or agreement entered into by the Company before the expiry of the authority pursuant to which that offer was made or agreement entered into.
2.	THAT, conditional upon Resolution 1 above being duly passed, the directors of the Company or any duly authorized committee of the directors be generally empowered pursuant to section 570 of the U.K. Companies Act 2006 to allot equity securities (within the meaning of the U.K. Companies Act 2006) for cash pursuant to the authority conferred on them by Resolution 1 as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the articles of association of the Company (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by the Company prior to or on that date) five years after the date on which this Resolution is passed save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this Resolution has expired.
Signature	Dated	2023

Notes:
1.
You may if you wish strike out the words “Chair of the Meeting” and insert the name of some other person to act as your proxy in the space provided. All amendments to this form must be initialed. If you sign and return this form with no name inserted in the space the Chair of the Meeting will be deemed to be your proxy. A proxy need not be a member of the Company but must attend the Meeting in person. Where someone other than the Chair is appointed as a proxy the member appointing him/her is responsible for ensuring that they attend the Meeting and are aware of his/her voting intentions. If a member wishes his/her proxy to speak on his/her behalf at the Meeting, he/she will need to appoint someone other than the Chair and give his/her instructions directly to them.

2.
A member entitled to attend, speak and vote at the Meeting is entitled to appoint a proxy or proxies to exercise all or any of his/her rights to attend, speak and to vote at the Meeting instead of him/her. A proxy can only be appointed by following the procedure set out in these notes and the notes to the Notice of a General Meeting.

3.
Completion and return of a form of proxy will not preclude a member from attending, speaking and voting at the Meeting or any adjournment thereof in person. If a proxy is appointed and the member attends the Meeting in person the proxy appointment will automatically be terminated.

4.
To be valid this form of proxy must be completed and lodged with the Registrars of the Company, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZZ, United Kingdom not later than 1:00 p.m. London Time (8:00 a.m. Eastern Time) on Thursday, November 2, 2023 and in the event of adjournment not less than 48 hours (excluding non-working days) before the time fixed for the Meeting together with, if appropriate, the power of attorney or other authority (if any) under which it is signed or a notarially certified or office copy of such power or authority. In the case of a member which is a company, the proxy form must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company.

5.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

6.
A member may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares. A member may not appoint more than one proxy to exercise rights attached to any one share. To appoint more than one proxy, please sign and date the form of proxy and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chair as one of your multiple proxies, simply write “the Chair of the Meeting”.

7.
If a member submits more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.

8.
The appointment under this form of proxy may be terminated by the member prior to the commencement of the meeting (or any adjournment of the meeting). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company’s registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZZ, United Kingdom not later than 1:00 p.m. London Time (8:00 a.m. Eastern Time) on Thursday, November 2, 2023 and in the event of adjournment not less than 48 hours (excluding non-working days) before the time fixed for the Meeting.

9.
Please indicate with an “X” in the appropriate boxes how you wish your votes on the resolutions to be cast. Unless otherwise instructed, your proxy may vote or abstain from voting as he/she thinks fit. The vote “Withheld” option is to enable you to abstain on any particular resolution. A withheld vote is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution.

10.
You may not use any electronic address provided in this proxy form to communicate with the Company for any purposes other than those expressly stated.

11.
Only those members registered in the register of members of the Company at 6:30 p.m. London Time (1:30 p.m. Eastern Time) on Thursday, November 2, 2023 will be entitled to attend and vote (whether in person or by proxy) at the General Meeting in respect of the number of ordinary shares registered in their name at the time.

The shares represented by this proxy, when properly executed, will be voted in accordance with the specifications indicated herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

General Meeting ofVaccitech plcDate: Monday, November 6, 2023 at 1:00 p.m. London Time (8:00 a.m. Eastern Time)See Voting Instruction On Reverse Side.Please make your marks like this: Use pen onlyOrdinary Resolution1. THAT, in accordance with section 551 of the U.K. CompaniesAct 2006, the directors of the Company or any duly authorizedcommittee of the directors be generally and unconditionallyauthorized to allot shares in the Company or grant rights tosubscribe for or to convert any security into shares in theCompany (“Rights”) up to an aggregate nominal amount of£1,928 for a period expiring (unless previously renewed,varied or revoked by the Company in general meeting) fiveyears after the date on which this Resolution is passed, savethat the Company may, before such expiry, make an offer oragreement which would or might require shares to be allottedor Rights to be granted and the directors may allot sharesor grant Rights in pursuance of such offer or agreementnotwithstanding that the authority conferred by this Resolutionhas expired. The authority referred to in this Resolution is inaddition to all subsisting authorities conferred on the directorsof the Company in accordance with section 551 of the U.K.Companies Act 2006, but the directors of the Company mayallot shares in the Company or grant Rights pursuant to an offermade or agreement entered into by the Company before theexpiry of the authority pursuant to which that offer was madeor agreement entered into.Special Resolution2. THAT, conditional upon Resolution 1 above being duly passed,the directors of the Company or any duly authorized committeeof the directors be generally empowered pursuant to section570 of the U.K. Companies Act 2006 to allot equity securities(within the meaning of the U.K. Companies Act 2006) for cashpursuant to the authority conferred on them by Resolution1 as if section 561 of the U.K. Companies Act 2006 and anypre-emption provisions in the articles of association of theCompany (or howsoever otherwise arising) did not apply tothe allotment for a period expiring (unless previously renewed,varied or revoked by the Company prior to or on that date)five years after the date on which this Resolution is passedsave that the Company may, before such expiry, make anoffer or agreement which would or might require shares to beallotted after such expiry and the directors may allot shares inpursuance of any such offer or agreement notwithstanding thatthe power conferred by this Resolution has expired.THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”RESOLUTIONS 1 AND 2Authorized Signatures - This section must becompleted for your instructions to be executed.General Meeting ofVaccitech plcto be held on Monday, November 6, 2023for Holders as of Tuesday, October 3, 2023This proxy is solicited on behalf of the Board of Directors of Vaccitech plcMark, sign and date your Voting Instruction Form. Detach your Voting Instruction Form. Return your Voting Instruction Form in thepostage-paid envelope provided.All votes must be received by 5:00 p.m. London Time(12:00 p.m. Eastern Time) on Tuesday, October 31, 2023.Copyright © 2023 Mediant Communications Inc. All Rights ReservedPROXY TABULATOR FORVACCITECH PLCP.O. BOX 8016CARY, NC 27512-9903

Vaccitech plcInstructions to THE BANK OF NEW YORK MELLON, as Depositary(Must be received prior to 5:00 p.m. London Time(12:00 p.m. Eastern Time) on Tuesday, October 31, 2023)The reverse side registered owner of American Depositary Shares (“Shares”)hereby requests and instructs The Bank of New York Mellon, as Depositary, through itscustodian (“Agent”), to endeavor, in so far as practicable, to vote or cause to be votedthe ordinary shares in custody (“Deposited Securities”) represented by such Share(s) ofVaccitech plc, registered in the name on the reverse side on the books of the Depositary asof the close of business on Tuesday, October 3, 2023 at the General Meeting of Vaccitechplc to be held on Monday, November 6, 2023, in respect of the resolutions specified onthe reverse hereof.NOTES:1. Instructions as to voting on the specified resolutions should be indicated by an“X” in the appropriate box.2. The Depositary shall not vote or attempt to exercise the right to vote that attachesto the Shares of Deposited Securities other than in accordance with suchinstructions.(Continued and to be marked, dated and signed, on the other side)